UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

SWORDFISH FINANCIAL, INC.
(Name of small business in its charter)

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Minnesota	000-7475	41-0831186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6125 Airport Freeway Suite 211 Haltom City, TX 76117
(Address of principal executive offices)

Registrant's telephone number:  (817) 845-6244

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 10, 2014 Sword Financial Inc., a Minnesota Corporation [“SFI”] closed on a merger transaction in which it acquired all the outstanding common stock of SoOum Corp., a Delaware Corporation, [“SoOum”] through its wholly owned subsidiary, SoOum Holdings, Inc., a corporation formed under the laws of the State of Nevada.  In accordance with the terms of the Merger Agreement between the parties, the SoOum shareholders transferred all their outstanding shares of common stock to SoOum Holdings, Inc. in consideration for 6,786,955 shares of the Class B Preferred Stock of SFI.  The preferred stock received by the SoOum shareholders represents an ownership interest in SFI of approximately 80%.  SFI is the surviving corporation in the merger, and SoOum is a wholly owned subsidiary of SFI.

SoOum is an international commodity trading arbitrage firm which uses its own proprietary technology to identify and exploit arbitrage opportunities.  SoOum performs arbitrage on defined supply and demand conditions that creates price discrepancies of physical commodities in opposing markets.  SoOum also plans to distribute trade intelligence to global subscribers in order to solve supply shortages and to bring new business to local manufacturers.  This part of their business is in the development stage.  Unlike specialized supply chains, SoOum’ s solutions focuses on broad, real time information management, reliable trade economics, fast computing and proprietary algorithms to find surpluses and fill shortages.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SFI’s business and operations and involve a number of risks and uncertainties.  SFI’s forward-looking statements in this report are made as of the date hereof and SFI disclaims any duty to supplement, update or revise such statements on a going forward basis, whether as a result of subsequent developments, change, expectations or otherwise.  In connection with the “safe harbour” provision of the Private Securities Litigation Reform Act of 1995 SFI is identifying certain forward-looking information regarding, among other things, the merger of SoOum into SFI.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of SFI to successfully complete the merger, to implement SoOum’ s business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which SFI and SoOum operate, and other risk factors as discussed in SFI’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

A. Financial Statements for Business Acquired.  Swordfish will file the financial statements required to be filed by this Item not later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

B. Pro-Forma Financial Information.  Swordfish will file the pro-forma financial statements required to be filed by this Item no later than seventy-one (71) days after the date on which this Form 8-K is required to be filed.

C. Exhibit 10.1 Merger Agreement.  Incorporated by reference as filed with SFI’s current report on Form 8-K dated September 25, 2014.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWORDFISH FINANCIAL, INC.
Dated: November 12, 2014	By:	/s/ Susan Sjo
	Name:	Susan Sjo
	Title:	CEO